EXECUTION COPY

                        SECURITY AGREEMENT dated as of June 23, 1997, among
                  ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

      Reference is made to (a) the Credit Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Collateral Agent and as issuing bank (in such capacity, the "Issuing Bank") and (b) the Guarantee Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

      The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the Borrower under each Interest Rate Protection Agreement entered into with any counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").
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      Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

      SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

      SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

      "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

      "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

      "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

      "Collateral" shall mean all (a) Accounts Receivable, (b) Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts and (g) Proceeds.

      "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

      "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

      "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

      "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.
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      "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

      "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Interest Rate Protection Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

      "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

      "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

      "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

      "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

      "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

      "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

      "Perfection Certificate" shall mean a certificate substantially in the form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.
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      "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to an Interest Rate Protection Agreement entered into with the Borrower if such counterparty was a Lender at the time the Interest Rate Protection Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (g) the successors and assigns of each of the foregoing.

      "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

      "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

      "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

      SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

                                   ARTICLE II

                                Security Interest

      SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized, after the occurrence and during the continuance of an Event of Default, to file one or more financing statements
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                                                                               5


(including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

      SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

      The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

      SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

      SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

      (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United Sates registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of
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Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

      SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and
(c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss. 261 or 15 U.S.C. ss. 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. ss. 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

      SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement.

                                   ARTICLE IV

                                    Covenants

      SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility) or
(iii) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

      (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules
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in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

      SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that none of the Loan Parties has consented to, or is aware of the filing of any Uniform Commercial Code financing statement naming such person as the debtor therein by any person other than the Collateral Agent since the date of the Perfection Certificate or the most recent certificate delivered pursuant to this Section 4.02 or, if any such filing has been made, setting forth a reasonably detailed description thereof and of the related financing. Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

      SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

      SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. The Grantor expressly acknowledges and agrees that, in applying the law of any jurisdiction that has now or hereafter enacted all or substantially all of the uniform revision of Article 8 of the Uniform Commercial Code, with new provisions added to Article 9 contemplated by such revision, all as approved in 1994 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, the Collateral shall be deemed to include "investment property" as defined in such new provisions of Article 9, it being the intention of the Grantor that such collateral be included in such Collateral description, whether prior to or after the effectiveness of such revision in such jurisdiction.

      Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

      SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the
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Collateral, all records related thereto (and to make extracts and copies from such records) and to visit the pre mises upon which any of the Collateral is located at reasonable times and as often as reasonably requested, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or collateral in the possession of any third person, at any time following the occurrence and during the continuance of any Default or Event of Default by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification; provided that so long as no Default or Event of Default shall have occurred and be continuing, the Administrative Agent or such Lender, as applicable, (a) shall not be entitled to visit such premise more than one time in any fiscal year and (b) shall give the Borrower reasonable notice of any such discussions with accountants and shall provide the Borrower with a reasonable opportunity to participate in such discussions. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of
Section 9.16).

      SECTION 4.06. Taxes; Encumbrances. Subject to Section 5.03 of the Credit Agreement, at its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to
Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and an Event of Default exists as a result thereof or otherwise, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

      SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

      SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor, rather than the Collateral Agent, shall remain liable to observe and perform in all material respects all the material provisions of each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction, to have resulted from the gross negligence or willful conduct of such Indemnitee.

      SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory having an aggregate value at any time outstanding in excess of $200,000 to be in the possession
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or control of any warehouseman, bailee, agent or processor for more than [ ]
days unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

      SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its good faith business judgment.

      SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto and an Event of Default exists as a result thereof or otherwise, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this
Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, promptly upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

      SECTION 4.12. Legend. Each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

      SECTION 4.13. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will exercise its best efforts to ensure that its licensees will not, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

      (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

      (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve all of its material rights under applicable copyright laws.

      (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of the business of the Grantors (taken as a whole) that may reasonably be expected to become abandoned, lost or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

      (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

      (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Grantors (taken as a whole), including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

      (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any business of the Grantors (taken as a whole) that has been or is about to be infringed, misappropriated or diluted by a third party in any material respect, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

      (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                Power of Attorney

      Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

      SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent promptly following a request therefor, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times in a commercially reasonable manner: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance (but subject to the requirements of applicable law), to take possession of the Collateral and without liability for trespass to enter any premises owned by the Grantors where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Any sale of Collateral pursuant to this Section 6.01 shall be made by the Collateral Agent in a commercially reasonable manner.

      The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

      SECTION 6.02. Application of Proceeds. The Collateral Agent shall reasonably promptly after receipt thereof apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

            THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Subject to the foregoing, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

      SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                   ARTICLE VII

                                  Miscellaneous

      SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

      SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

      SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

      SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

      SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

      SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with preservation of, or the sale of, collection from or other realization upon any of the Collateral,
(iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

      (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

      (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

      SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

      SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

      SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

      SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

      (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the monetary Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero or, in the case of outstanding Letters of Credit, cash collateral has been provided therefor pursuant to Section 2.22(j) of the Credit Agreement, and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination state ments and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

      SECTION 7.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    ROLLER BEARING COMPANY OF AMERICA,
                                    INC.,

                                       by
                                         --------------------------
                                         Name:
                                         Title:

                                    INDUSTRIAL TECTONICS BEARINGS
                                    CORPORATION,

                                       by
                                         --------------------------
                                         Name:
                                         Title: Authorized Officer

                                    RBC LINEAR PRODUCTS INC.,

                                       by
                                         --------------------------
                                         Name:
                                         Title: Authorized Officer

                                    RBC NICE BEARINGS INC.,

                                       by
                                         --------------------------
                                         Name:
                                         Title: Authorized Officer

                                    CREDIT SUISSE FIRST BOSTON, as Collateral
                                    Agent,

                                       by
                                         --------------------------
                                         Name:
                                         Title:  Authorized Officer
                                       by
                                         --------------------------
                                         Name:
                                         Title:  Authorized Officer

                                                                      SCHEDULE I

                                   GUARANTORS

Name                                               Address

Industrial Tectonics Bearings Corporation          c/o Roller Bearing Company of
                                                   America, Inc.

RBC Linear Products Inc.                           c/o Roller Bearing Company of
                                                   America, Inc.

RBC Nice Bearings Inc.                             c/o Roller Bearing Company of
                                                   America, Inc.

                                                                     SCHEDULE II

                                   COPYRIGHTS

                                                                    SCHEDULE III

                                    LICENSES

                                                                     SCHEDULE IV

                                     PATENTS

                                                                      SCHEDULE V

                                   TRADEMARKS

                                                                  Annex 1 to the
                                                              Security Agreement

                                    [Form Of]
                             PERFECTION CERTIFICATE

      Reference is made to (a) the Credit Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), collateral agent for the Lenders (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank") and (b) the Guarantee Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

      The undersigned, a Financial Officer and a Legal Officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

      1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

      (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

      (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

      (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

      (e) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

      2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor       Mailing Address        County        State

      (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor       Mailing Address        County        State

      (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor       Mailing Address        County        State

      (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor       Mailing Address        County        State

      (e) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor       Mailing Address        County        State

      3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

      4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.19 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

      5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

      6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

      7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

      8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on Schedule 8 is each equity Investment of the Borrower and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

      9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by the Borrower and each Subsidiary and all intercompany notes between the Borrower and each Subsidiary of the Borrower and between each Subsidiary of the Borrower and each other such Subsidiary.

      10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

      11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause
(i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

      IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 23rd day of June, 1997.

                                         ROLLER BEARING COMPANY OF AMERICA,
                                         INC.,


                                           by
                                             -------------------------------
                                             Name:
                                             Title:[Financial Officer]


                                           by
                                             -------------------------------
                                             Name:
                                             Title: [Legal Officer]

                                                                  Annex 2 to the
                                                              Security Agreement

                        SUPPLEMENT NO. __ dated as of [ ], to the Security
                  Agreement dated as of June 23, 1997, among ROLLER BEARING COMPANY OF AMERICA, INC., a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on
                  Schedule I thereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the law of Switzerland, acting through its New York branch, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

      A. Reference is made to (a) the Credit Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Collateral Agent and as issuing bank (in such capacity, the "Issuing Bank") and (b) the Guarantee Agreement dated as of June 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

      C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Collateral Agent and the New Grantor agree as follows:

      SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

      SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

      SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

      IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                                [Name Of New Grantor],


                                   by
                                     ----------------------------------
                                     Name:
                                     Title:
                                     Address:


                                CREDIT SUISSE FIRST BOSTON, as
                                Collateral Agent,


                                   by
                                     ----------------------------------
                                     Name:
                                     Title:


                                   by
                                     ----------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                                              Security Agreement

                             LOCATION OF COLLATERAL

Description                                        Location

                                                                     EXHIBIT J-1

                                                                 [Letterhead of]

                             McDermott, Will & Emery

                                                                   June 23, 1997

Credit Suisse First Boston,
as Administrative Agent, Issuing Bank, Collateral Agent and Arranger 11 Madison Avenue
New York, NY 10010

The Lenders party to the Credit
Agreement referred to below (all of
the Addressees, collectively, the
"Creditors")

Ladies and Gentlemen:

      We have acted as counsel to Roller Bearing Company of America, Inc., a Delaware corporation (the "Borrower"), and each of the subsidiaries of the Borrower listed on the attached Schedule A (the "Subsidiaries"), in connection with the execution and delivery today of, and the consummation of the transactions contemplated by, the Credit Agreement dated as of June 23, 1997 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent"), as issuing bank (in such capacity, the "Issuing Bank") and as collateral agent (in such capacity, the "Collateral Agent"). This opinion is delivered pursuant to Section [ ] of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

            (a)    the Credit Agreement;

            (b)    the Guarantee Agreement;

            (c)    the Security Agreement;

            (d)    the Pledge Agreement;

            (e)    the Indemnity, Subrogation and Contribution Agreement;

            (f)    the Mortgages;

            (g) UCC-1 financing statements, copies of which are attached hereto as Exhibit A (the "Financing Statements")

      In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.

      [References in this opinion to the "[ ] UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of [ ]. [References in this opinion to the "[ ] UCC", the "[ ] UCC", the "[ ] UCC", the "[ ] UCC" and the "[ ] UCC", shall mean the Uniform Commercial Code as in effect on the date hereof in the States of [ ], [ ], [ ], [ ] and [ ], respectively, and solely as set forth in the CCH Secured Transactions Guide and without regard to the case law decided thereunder.]

      Based upon the foregoing, it is our opinion that:

      1. The Borrower and each Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business and is in good standing in each jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party and, in the case of the Borrower, to borrow under the Credit Agreement.

      2. The execution, delivery and performance of each of the Loan Documents by the Borrower and each Subsidiary party thereto, the borrowings thereunder, the issuances of the Letters of Credit and the creation of the security interests contemplated thereby (a) have been duly authorized by all requisite corporate and, if necessary, stockholder action of the Borrower and each Subsidiary and (b) will not (i) violate (A) any provision of the certificate of incorporation or by-laws of the Borrower or any Subsidiary, (B) any law, statute, rule or regulation or any order of any Governmental Authority applicable to the Borrower or any Subsidiary or their properties or (C) any provision of any indenture or other material agreement or other material instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created under the Loan Documents).

      3. Each Loan Document has been duly executed and delivered by the Borrower and each Subsidiary party thereto and constitutes the legal, valid and binding obligation of the Borrower and each such Subsidiary, in each case enforceable against the Borrower and each such Subsidiary in accordance with its terms.

      4. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance of the Loan Documents by the Loan Parties party thereto or the consummation of the transactions contemplated thereby, other than (i) the filing of any UCC-1 financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) the recordation of the Mortgages and (iii) such authorizations and approvals as have already been obtained and are in full force and effect.

      5. There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to our knowledge, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Documents or the transactions contemplated thereby or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

      6. All shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, except as set forth on Schedule 3.08 to the Credit Agreement, are owned by the Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Loan Documents). No authorized but unissued or treasury shares of capital stock of any Subsidiary are subject to any option, warrant, right to call or commitment of any kind. Neither the Borrower nor any Subsidiary is subject to any obligation

(contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any securities convertible into or for shares of its capital stock. Neither the Borrower nor any Subsidiary is a party to any agreement restricting the transfer or voting of any shares of any capital stock of any Subsidiary.

      7. Neither the Borrower nor any of the Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

      8. Neither the Borrower nor any of the Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

      9. The making of the Loans to the Borrower and the application of the proceeds thereof by the Borrower pursuant to the terms of the Credit Agreement will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

      10. The Pledge Agreement, together with possession by the Collateral Agent of the stock certificates or notes evidencing the Pledged Securities (as defined in the Pledge Agreement), creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected security interest in, lien on or pledge of the Collateral (as defined in the Pledge Agreement), subject to no equal or prior security interest of any creditor.

      11. The Security Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected security interest in, lien on or pledge of those items and types of Collateral (as defined in the Security Agreement).

      12. Upon the filing of the Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, the Collateral Agent for the benefit of the Secured Parties will have a valid and duly perfected security interest in the Intellectual Property (as defined in the Security Agreement).

      13. The Financing Statements (a) are in proper form for filing under the applicable laws of the State of [ ], (b) adequately identify the Collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of the State of [ ] and with the Recorder of [ ] [and ] County [Counties]. Upon the filing of the [ ] Financing Statements, the Collateral Agent for the benefit of the Secured Parties will have a valid and duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a security interest may be perfected under the [ ] UCC (the "Filing Collateral"). The filing of the Financing Statements [with the recorders and] in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Security Agreement with respect to the Collateral, except (i) that continuation statements under the [ ] UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing financing statements, but must be perfected by taking physical possession thereof.

      14. Subject to appropriate continuation or perfection under the [ ] UCC as set forth in the preceding paragraph, the priority of the security interest in, lien on or pledge of the Collateral created by the Pledge Agreement and the Security Agreement with respect to any extension of credit (each, a "Further Advance") made or deemed to have been made by the Creditors after the date (the "Perfection Date") on which the security interest in, lien on or pledge of the Collateral shall have been perfected will be the same as the priority of the security interest, lien on or pledge of the Collateral with respect to all extensions of credit made or deemed to have been made by the Creditors on or before the Perfection Date, and such priority will not be affected by the rights in and to the Collateral of any third party whose interest in the Collateral attached thereto after the Perfection Date but prior to the date of such Further Advance.

      15. [The [ ] Financing Statements (a) are in proper form for filing under the [ ] UCC, (b) adequately identify the Collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of
the State of [ ] and with the Recorder of         [and          ] County
[Counties]. Upon the filing of the [ ] Financing Statements, the Collateral Agent for the benefit of the Secured Parties will have a valid and duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a security interest may be perfected under the [ ] UCC.(1)]

      We are admitted to practice in the State of New York. We express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of the State of New York, [the General Corporation Law of the State of Delaware], the Federal Laws of the United States and [, to the extent specifically referred to herein, the [ ] UCC].

      This opinion may be relied upon by each of you, by any successors and assigns of the Administrative Agent, the Collateral Agent or the Issuing Bank, and any participant, assignee or successor to the interests of the Lenders under the Loan Documents.

                                                   Very truly yours,


----------

     (1) Repeat for each state, if any, as to which counsel opines on the basis of a review of the CCH Secured Transactions Guide.

                                   Schedule A

                                  SUBSIDIARIES

                                                                     EXHIBIT J-2

                                 [Letterhead of]

                                  Local Counsel

                                                                   June 23, 1997

Credit Suisse First Boston,
as Administrative Agent, Issuing Bank, Collateral Agent and Arranger 11 Madison Avenue
New York, NY 10010

The Lenders party to the Credit
Agreement referred to below (all of
the Addressees, collectively, the
"Creditors")

Ladies and Gentlemen:

      We have acted as special counsel in the State of [ ] (the "State") to Roller Bearing Company of America, Inc., a Delaware corporation (the "Borrower"), and each of the subsidiaries of the Borrower listed on the attached Schedule A (the "Subsidiaries"), in connection with the execution and delivery today of, and the consummation of the transactions contemplated by, the Credit Agreement dated as of June 23, 1997 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent"), as issuing bank (in such capacity, the "Issuing Bank") and as collateral agent (in such capacity, the "Collateral Agent"). This opinion is delivered pursuant to Section [ ] of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the "Documents"):

            (a)   the Credit Agreement;

            (b)   the Guarantee Agreement;

            (c)   the Security Agreement;

            (d)   the Pledge Agreement;

            (e)   the Indemnity, Subrogation and Contribution Agreement;

            (f)   the Mortgages;

            (g) UCC-1 financing statements, copies of which are attached hereto as Exhibit A (the "Financing Statements")

      In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.

      References in this opinion to the "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State.

      In rendering this opinion to you, we have assumed that:

            (a) there has occurred due execution and delivery of the Documents; and

            (b) except as otherwise set forth in the applicable Security Documents, the Borrower and each Guarantor, as applicable, owns the Mortgaged Property (as defined in [the] [each] Mortgage) and the Collateral (as defined in the Security Agreement and the Pledge Agreement).

      Subject to the foregoing assumptions, we are of the opinion that:

      1. Neither the Collateral Agent or the other Creditors is required (a) to be qualified to do business, file any designation for service of process or file any reports or pay any taxes in the State, or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the State, in each case by reason of the execution and delivery or filing or recording, as applicable, of any of the Documents, or by reason of the participation in any of the transactions under or contemplated by the Documents, including, without limitation, the extension of any credit contemplated thereby, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that such qualification and filing were required, the validity of the Documents would not be affected thereby, but (a) if the Collateral Agent were not qualified it would be precluded from enforcing its rights as collateral agent on behalf of the Creditors in the courts of the State until such time as it is admitted to transact business in the State or (b) assuming the Creditors would institute remedies without the Collateral Agent, they would be precluded from enforcing their rights in the courts of the State until such time as they were admitted to transact business in the State. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification.

      2. The execution, delivery, filing or recording, as applicable, and performance by the Borrower and each Guarantor of each of the Documents to which each of them is a party (i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with any court, administrative agency or other Governmental Authority of the State.

      3. Assuming that the Security Agreement and the Pledge Agreement were governed by the law of the State for the purpose of rendering the opinion set forth in this paragraph, each of the Security Agreement and the Pledge Agreement is in proper form under the applicable laws of the State to (i) be enforceable against the grantors or pledgors named therein in accordance with its terms and
(ii) create and constitute a valid security interest in, lien on or pledge of the Collateral.

      4. The Mortgage[s] [is] [are] in proper form under applicable laws of the
State (a)(i) to be accepted for recording by the Recorder of            [and
             ] County [Counties] and (ii) to be enforceable against the Borrower and each Guarantor, as applicable, in accordance with [its] [their] terms, and
(b)(i) to create and constitute valid, legal, binding and enforceable mortgage lien[s] on the real property described therein (the "Real Property"), (ii) to create and constitute valid, legal, binding and enforceable perfected security interests in such of the Mortgaged Property (the "UCC Property") as is subject to the provisions of Article 9 of the UCC, and (iii) to create and constitute valid, legal, binding and enforceable perfected common law liens on or pledges of such of the Mortgaged Property as is not UCC Property or Real Property (such property, together with the UCC Property, the "Personal Property").

      5. The Financing Statements relating to the Mortgage[s] (a) are in proper form under the applicable laws of the State for filing, (b) adequately identify the collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of

State of the State and with the Recorder of          [and            ] County
[Counties]. The Financing Statements relating to the Security Agreement (a) are in proper form under the applicable laws of the State for filing, (b) adequately identify the collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of the State and with the
Recorder of         [and          ] County [Counties]. Upon the filing of the
Financing Statements, the Collateral Agent for the benefit of the Creditors will have a valid and duly perfected security interest in and lien on the Personal Property and Collateral (including after-acquired property) described in the Mortgage[s] and the Security Agreement, respectively.

      6. The recording of the Mortgage[s] and the filing of the Financing Statements with the recorders and in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Mortgage[s] and Security Agreement, except (i) that continuation statements under the UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing Financing Statements or recording a Mortgage, but must be perfected by taking physical possession thereof.

      7. The Financing Statements (a) are in proper form for filing under the
applicable laws of the State of [      ], (b) adequately identify the Collateral
described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of
the Secretary of State of the State of [         ] and with the Recorder of
[         ] [and         ] County [Counties]. Upon the filing of the [         ]
Financing Statements, the Collateral Agent for the benefit of the Secured Parties will have a valid and duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a
security interest may be perfected under the [         ] UCC (the "Filing
Collateral"). The filing of the Financing Statements [with the recorders and] in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Security Agreement with respect to
the Collateral, except (i) that continuation statements under the [         ]
UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing financing statements, but must be perfected by taking physical possession thereof.

      8. Subject to appropriate continuation or perfection under the UCC as set forth the preceding paragraph, the priority of the security interest in, lien on or pledge of the Collateral created by the Security Agreement and the Pledge Agreement with respect to any extension of credit (each, a "Further Advance") made or deemed to have been made by the Creditors after the date (the "Perfection Date") on which the security interest in, lien on or pledge of the Collateral shall have been perfected will be the same as the priority of the security interest, lien on or pledge of the Collateral with respect to all extensions of credit made or deemed to have been made by the Creditors on or before the Perfection Date, and such priority will not be affected by the rights in and to the Collateral of any third party whose interest in the Collateral attached thereto after the Perfection Date but prior to the date of such Further Advance.

      9. The Collateral Agent has the power without naming all the Creditors in any applicable legal proceeding to exercise remedies under the Security Documents for the realization of any of the Mortgaged Property or the Collateral in its own name, as collateral agent.

      10. No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution or delivery or recording or filing of the Mortgage[s] or any of the other Documents or the creation of the indebtedness evidenced or secured by any of the Documents, as applicable, except for nominal filing or recording fees.

      [In the event that an intangible tax would be required to be paid in connection with any of the transactions described in the preceding paragraph, please describe with specificity in the context of this transaction, and the collateral to be secured in your State, (a) the nature of the tax, (b) how and when it is paid, (c) how it is calculated, (d) what forms or other documentation would be required, and (e) any other information that would be necessary or useful in order for the Borrower or any Guarantor to comply with the payment of such tax. In the event that an intangible tax would not be required to be paid, please specify that the intangible tax is inapplicable and the basis for such conclusion.]

      11. The transfer of all or any portion of the Mortgaged Property in connection with the exercise of any remedy under the Mortgage[s], including, without limitation, by way of judicial foreclosure, will not restrict, affect or impair the liability of the Borrower and the other Loan Parties with respect to the indebtedness secured thereby or the mortgagee's rights or remedies relating thereto, including the foreclosure or enforcement of any other security interest or liens securing such indebtedness, and the laws of the State do not require a lienholder to elect to pursue its remedies either against mortgaged real property or personal property where such lienholder holds security interests and liens on both real and personal property of a debtor.

      12. A State court or a federal court applying the choice of laws principles prevailing under the laws of the State to which the question is presented will give effect to the provisions in the Documents selecting the laws of the State of New York as the governing law thereof (except as therein provided) and will apply such laws, rather than the laws of the State, to the construction and application thereof.

      13. Assuming that the Documents were governed by the law of the State for the purpose of rendering the opinion set forth in this paragraph, (a) none of the provisions of the Documents will violate any law, statute or regulation of the State relating to usury and (b) the use of counterpart copies of any of the Documents does not affect the enforceability of any of the Documents.

      We are admitted to practice in the State. We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.

      This opinion may be relied upon by each of you, by any successors and assigns of the Administrative Agent, the Collateral Agent or the Issuing Bank, and any participant, assignee or successor to the interests of the Lenders under the Loan Documents.

                                                   Very truly yours,

                                   Schedule A

                                  SUBSIDIARIES